Exhibit (n)(5)

PACIFIC SELECT FUND

MULTI-CLASS PLAN

SCHEDULE A

Portfolios	Class I	Class P

Small-Cap Growth Portfolio	X	X
International Value Portfolio	X	X
Long/Short Large-Cap Portfolio	X	X
International Small-Cap Portfolio	X	X
Equity Index Portfolio	X	X
Mid-Cap Value Portfolio	X	X
Small-Cap Index Portfolio	X	X
Dividend Growth Portfolio	X	X
(formerly called Diversified Research Portfolio)
American Funds Asset Allocation Portfolio	X	X
American Funds Growth Portfolio	X	X
American Funds Growth-Income Portfolio	X	X
Large-Cap Value Portfolio	X	X
Technology Portfolio	X	X
Short Duration Bond Portfolio	X	X
Floating Rate Loan Portfolio	X	X
Diversified Bond Portfolio	X	X
Growth Portfolio	X	X
(formerly called Growth LT Portfolio)
Health Sciences Portfolio	X	X
Mid-Cap Equity Portfolio	X	X
Large-Cap Growth Portfolio	X	X
International Large-Cap Portfolio	X	X
Small-Cap Value Portfolio	X	X
Main Street Core Portfolio	X	X
Emerging Markets Portfolio	X	X

High Yield Bond Portfolio	X	X
Managed Bond Portfolio	X	X
Inflation Managed Portfolio	X	X
Comstock Portfolio	X	X
Mid-Cap Growth Portfolio	X	X
Real Estate Portfolio	X	X
Small-Cap Equity Portfolio	X	X

Focused Growth Portfolio	X	X
(formerly called Focused 30 Portfolio)

Portfolios	Class I	Class P
Inflation Strategy Portfolio	X	X
(formerly called Inflation Protected Portfolio)
Floating Rate Income Portfolio	X	X
Emerging Markets Debt Portfolio	X	X
Currency Strategies Portfolio	X	X
Global Absolute Return Portfolio	X	X
Precious Metals Portfolio	X	X
Value Advantage	X	X
Tactical U.S. Strategy Portfolio		X
Tactical International Portfolio		X

Pacific Dynamix Portfolios

Pacific Dynamix — Conservative Growth	X
Pacific Dynamix — Moderate Growth	X
Pacific Dynamix — Growth	X
PD Large-Cap Value Index		X
PD Large-Cap Growth Index		X
PD Small-Cap Value Index		X
PD Small-Cap Growth Index		X
PD Aggregate Bond Index		X
PD High Yield Bond Index		X
PD International Large-Cap		X
PD Emerging Markets		X
PD 1-3 Year Corporate Bond Portfolio		X

Portfolio Optimization Portfolios

Portfolio Optimization Conservative	X
Portfolio Optimization Moderate- Conservative	X
Portfolio Optimization Moderate	X
Portfolio Optimization Growth	X
Portfolio Optimization Aggressive- Growth	X

EFFECTIVE: May 1, 2014